Vessels	12 Months Ended
Dec. 31, 2016
Property Plant And Equipment [Abstract]
Vessels
6.	Vessels:

December 31, 2016	Cost	Accumulated depreciation	Net book value
Vessels	$6,126,220	$1,548,553	$4,577,667
Vessels under construction	306,182	—	306,182
Vessels	$6,432,402	$1,548,553	$4,883,849

December 31, 2015	Cost	Accumulated depreciation	Net book value
Vessels	$6,149,625	$1,080,396	$5,069,229
Vessels under construction	209,119	—	209,119
Vessels	$6,358,744	$1,080,396	$5,278,348

During the year ended December 31, 2016, the Company capitalized interest costs of $8,161,000 (2015 – $5,361,000; 2014 – $8,184,000) to vessels under construction.

In August and December 2016, the Company sold the Seaspan Excellence and Seaspan Efficiency, each a 2003-built 4600 TEU vessel for net sale proceeds of $12,078,000 resulting in a loss on disposition of $31,876,000.

The Company performed an impairment test of its vessels during the year ended December 31, 2016, due to the deterioration in current market rates and declines in the vessels’ market values.  The Company compared estimated undiscounted future cash flows expected to be generated by each vessel over its remaining useful life to its carrying value.  For 16 of our vessels less than 5000 TEU in size, the estimated undiscounted future cash flows were less than the vessel’s carrying amount, therefore an impairment charge was recorded for the amount by which the net book value of the vessel exceeded its fair value.  Fair value was calculated as the net present value of estimated future cash flows which approximate the estimated market value of each vessel.

As of December 31, 2016, the Company recorded non-cash vessel impairments of $285,195,000 for 16 vessels held for use, including four 4250 TEU, two 3500 TEU and ten 2500 TEU vessels.